                                 Exhibit 10.13

1996 KEY MANAGEMENT INCENTIVE PLAN: VICE PRESIDENT OF STORE OPERATIONS
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PLAN OBJECTIVES  This plan is designed to provide incentive and to reward the participant based upon a combination of the Company's overall performance and the Stores Department's performance.

                 Effective Date: This plan is effective for the fiscal year starting October 1, 1995 and ending September 30, 1996.
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PARTICIPANT      The Vice President of Store Operations (or an equivalent
ELIGIBILITY      position as determined by the President) is eligible to
                 participate in the plan. The criteria may be changed from year to year.

                 All bonuses are at the discretion of the Board of Directors.
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BONUS PLAN       The bonus plan has a combined target of 33% of salary, 50%
OVERVIEW         based on Company Earnings Per Share (EPS) performance, and 50%
                 based on Sales Controllable Profit results. Each component has been given a weight of 50%.

                 The combined target assumes that both the Stores Department, the Company and the individual meet their objectives.
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PART I:          The Company believes the most important indicator for
CORPORATE        assessing the Company's performance is Earnings Per Share
EARNINGS PER     (EPS). The preliminary bonus amount is determined by the
SHARE            Company's performance against EPS matrix. EPS as a percent of budget must exceed 75% before any bonus will be payable.

                 Where EPS as a percentage of budgeted EPS falls between the percentages shown on the EPS chart, the preliminary bonus percentage will be prorated accordingly.

                 This component of the plan is targeted to pay a bonus equal to 16 1/2% OF BASE SALARY, should the company achieve 100% of its EPS goal. The salary used for calculation of the bonus is the participant's base annual compensation in effect as of September 30, 1996.

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                                                        Continued on next page

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                    EPS AS A PERCENT OF BUDGET      PRELIMINARY BONUS AS A
                                                      PERCENT OF SALARY
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                          75% and below                     0.0%
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                             100%                           16.5
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                         125% and above                     30.0
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PART II: SALES  Store Controllable Profit is defined as store sales less related
CONTROLLABLE    cost of sales and controllable expenses (as defined within the
PROFIT          Profit and Loss statement) for the year.

                This component of the plan is targeted to pay a bonus equal to 16 1/2% OF BASE SALARY. The preliminary bonus calculation according to the attached chart shall be paid out as a percent of the participant's base annual compensation as of September 30, 1996.

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INDIVIDUAL      The individual's overall performance, including but not limited
PERFORMANCE     to achievement of performance objectives, serves as a multiplier
MULTIPLIER      against both Part I and Part II of the incentive plan.

                The Senior Vice President of Operations will assign one of the following performance levels as the "individual performance multiplier":

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                    INDIVIDUAL PERFORMANCE LEVEL    PERFORMANCE MULTIPLIER
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                  Outstanding                         100% - 125%
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                  Highly Effective                    100%
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                  Effective                           50% - 100%
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                  Does Not Meet Requirements          0%
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INDIVIDUAL      The decision of the President on performance level and
PERFORMANCE     "individual performance multiplier" will be final. It will be
MULTIPLIER,     based on an overall assessment of performance, including but not
CONTINUED       limited to achievement of performance objectives during the fiscal year, and will take into account all factors that are deemed to be relevant. Performance evaluations will not automatically determine performance level for purposes of the bonus plan. For the performance multiplier to be in excess of 100%, individual performance must be truly exceptional.

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PAYMENT OF      Bonuses are paid annually based on achieving annual targets.
BONUS           All bonuses will be paid as soon as possible after results have been audited for the bonus period.

                Participants must be actively employed by THE GOOD GUYS! in a bonus eligible position on the date the bonus is paid to be eligible to earn a bonus payment. An associate who terminates for any reason prior to the date the bonus is paid does not earn a bonus.

                As an additional condition to the receipt of a bonus, the Board of Directors must approve the funding of the bonus plan based on economic and business conditions. Unless and until the board approves the payment of a bonus, no bonus will be deemed earned under this plan.
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NEWLY HIRED OR  Newly hired eligible associates must be in position for a
PROMOTED        minimum of six months, or by April 1st, to participate in the
ELIGIBLE        plan. If an eligible associate has six or more months in
ASSOCIATES      position, the bonus payable after the end of the fiscal year will be prorated based on the number of full months in the position. If an associate has been in position less than six months (i.e. in position after April 1st), no bonus is earned for that year.

                Newly promoted eligible associates must be in position for a minimum of three months, or by July 1st, to participate in the plan. If an eligible associate has three or more months in position, the bonus payable after the end of the fiscal year will be prorated based on the number of full months in the position.
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NEWLY HIRED OR  If an associate has been in position less than three months
PROMOTED        (i.e. in position after July 1st), no bonus is earned for that
ELIGIBLE        year. In no case shall a newly promoted associate be eligible
ASSOCIATES,     to participate in the plan if he/she was not employed by THE
CONTINUED       GOOD GUYS! prior to April 1st of the plan year.

                A full month is defined as a calendar month, beginning on the first and ending on the last day of the calendar month.

                If an associate's change in position and responsibilities results in his/her participation in two different incentive plans during a plan year, the bonus payment will be prorated to reflect the number of months worked under each plan.
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PLAN            This plan will be administered by the Vice President of Human
ADMINISTRATION  Resources, with direction provided by the President. The
                President will be responsible for making a recommendation on each participant's overall performance, contribution, attitude and accomplishment of objectives, and recommending the multiplier factor.

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EMPLOYMENT      This plan does not create or evidence a contract between THE
RIGHTS          GOOD GUYS! and any participant and does not create or evidence any employment rights for the participant. Both THE GOOD GUYS!
                and participants reaffirm that participant employment is at will and may be terminated by either participant or THE GOOD GUYS! at any time for any reason. The plan does not restrict THE GOOD
                GUYS! from terminating the employment of any participant.

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AMENDMENT       This plan may be amended or terminated at any time, in whole or
AND             in part, by the President. The President retains the right to
TERMINATION     reduce or eliminate payment to a participant if the President, in his discretion, considers the participant's performance to be unsatisfactory.

                Associates who receive a "needs improvement" or "unsatisfactory" rating on their annual Performance Appraisal, or receive written progressive counseling during the plan year, may be disqualified from participating in this plan until such a time as their performance improves to an effective or better level.

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10/19/95

                       VICE PRESIDENT OF STORE OPERATIONS

                       SALES CONTROLLABLE PROFIT DOLLARS


                         CONTROLLABLE
                           PROFIT $              ANNUAL
                        AS A % OF GOAL           BONUS
                        -------------------------------

                             94%                  0.0%
                             95%                  2.8%
                             96%                  5.5%
                             97%                  8.3%
                             98%                 11.0%
                             99%                 13.8%
                            100%                 16.5%
                            101%                 18.8%
                            102%                 21.0%
                            103%                 23.3%
                            104%                 25.5%
                            105%                 27.8%
                            106%                 30.0%